   As filed with the Securities and Exchange Commission on November 29, 2001
                                                      Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                             POLYMEDICA CORPORATION
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                                        04-3033368
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                        Identification Number)


 11 STATE STREET, WOBURN, MASSACHUSETTS                         01801
(Address of Principal Executive Offices)                      (Zip Code)


                            2000 STOCK INCENTIVE PLAN
                            (Full title of the plan)


                           JOHN K.P. STONE III, ESQ.,
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                     (Name and address of agent for service)


                                 (617) 526-6000
          (Telephone number, including area code, of agent for service)

================================================================================

                         CALCULATION OF REGISTRATION FEE

========================== ===================== ========================= ======================= ================
 Title of securities to        Amount to be          Proposed maximum         Proposed maximum        Amount of
      be registered             registered       offering price per share    aggregate offering     registration
                                                                                   price                 fee
========================== ===================== ========================= ======================= ================
Common Stock,                600,000 shares               $22.93(1)              $13,758,000(1)       $3,288.16
$0.01 par value
========================== ===================== ========================= ======================= ================

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the Nasdaq National Market on November 26, 2001 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

================================================================================

Statement of Incorporation by Reference

     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333-49356, filed by the Registrant on November 6, 2000, relating to the Registrant's 2000 Stock Incentive Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woburn, Massachusetts, on the 29th day of November, 2001.


                                          PolyMedica Corp. (registrant)


                                          By: /s/ Steven J. Lee
                                              ---------------------------
                                              Steven J. Lee
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer
                                              (Principal Executive Officer)

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of PolyMedica Corporation, hereby severally constitute Steven J. Lee, Eric G. Walters and John K.P. Stone III, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable PolyMedica Corporation to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                                      Title                                  Date

                                             Chairman of the Board of Directors and          November 29, 2001
/s/ Steven J. Lee                            Chief Executive Officer (Principal
-------------------------                    Executive Officer)
Steven J. Lee

                                             Executive Vice President and                    November 29, 2001
/s/ Eric G. Walters                          Clerk (Principal Financial
-------------------------                    Officer)
Eric G. Walters

/s/ Stephen C. Farrell                       Chief Financial Officer                         November 9, 2001
-------------------------                    (Principal Accounting Officer)
Stephen C. Farrell

/s/ Thomas S. Soltys                         Director                                        November 12, 2001
-------------------------
Thomas S. Soltys

/s/ Daniel S. Bernstein                      Director                                        November 29, 2001
-------------------------
Daniel S. Bernstein

/s/ Frank W. LoGerfo                         Director                                        November 29, 2001
-------------------------
Frank W. LoGerfo

/s/ Marcia J. Hooper                         Director                                        November 29, 2001
-------------------------
Marcia J. Hooper

/s/ Herbert A. Denton                        Director                                        November 29, 2001
-------------------------
Herbert A. Denton

/s/ Samuel L. Shanaman                       Director                                        November 29, 2001
-------------------------
Samuel L. Shanaman


                                  EXHIBIT INDEX


 Exhibit
 Number          Description
 -------         -----------

 4.1             Restated Articles of Organization of the Registrant (1)

 4.2             Restated By-Laws of the Registrant (1)

 4.3 Rights Agreement dated as of January 23, 1992 by and between the Registrant and the First National Bank of Boston (2)

 4.4 Amendment No. 1 dated December 9, 1999, amending the Rights Agreement dated as of January 23, 1992 between the Registrant and BankBoston, N.A. (3)

 5               Opinion of Hale and Dorr LLP

 23.1            Consent of Hale and Dorr LLP (included in Exhibit 5)

 23.2            Consent of PricewaterhouseCoopers LLP

 24 Power of Attorney (included on the signature page of this Registration Statement)



-----------------------
(1) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, filed November 14, 2001.

(2) Incorporated herein by reference to the Registrant's Current Report on Form 8-K, filed March 13, 1992.

(3) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1999, filed February 14, 2000.